UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 23, 2007

RENAISSANCE LEARNING, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-22187	39-1559474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2911 Peach Street P.O. Box 8036 Wisconsin Rapids, Wisconsin (Address of principal executive offices)	54495-8036 (Zip code)

               (715) 424-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Effective on January 25, 2007, the Board of Directors of Renaissance Learning, Inc., a Wisconsin corporation (the “Company”), authorized and directed the Company to enter into Indemnification Agreements (each, an “Indemnification Agreement”) with each non-employee member of its Board of Directors (each, an “Indemnitee”).  Consistent with the indemnification rights already provided to all directors of the Company in the Company’s Amended and Restated By-Laws (the “By-Laws”) and the directors’ and officers’ liability insurance policies (the “D&O Insurance”) obtained at the Company’s expense, each Indemnification Agreement provides that the Company shall indemnify and hold harmless each Indemnitee to the fullest extent permitted or authorized by the Wisconsin Business Corporation Law and the By-Laws in effect on the date of the agreement or as either may be amended to provide more advantageous rights to the Indemnitee.  Each Indemnification Agreement implements that obligation by providing, among other things:

•

In the event a claim is made against the Indemnitee because he or she is or was a director or which arises out of any action or inaction taken by the Indemnitee in his or her capacity as a director, the Company is required to indemnify the Indemnitee for his or her expenses to the extent he or she is successful on the merits or otherwise in the defense of the proceeding.  The termination of a proceeding by dismissal, with or without prejudice, will be deemed to be success on the merits or otherwise in the defense of a proceeding.

•

In cases not included above, the Company is required to indemnify the Indemnitee for all liabilities and expenses, unless and only to the extent the liabilities were incurred because of a “breach of duty” by the Indemnitee.

•

An Indemnitee is entitled to control the defense of a proceeding made against him or her, subject to the requirements under the D&O Insurance.  The Company has the right to participate in the defense at its own expense.

•

Pending resolution of claims against an Indemnitee, the Company is required to pay or reimburse the Indemnitee for all of his or her expenses.  Advances for expenses will be made within 20 days after receipt of a request for such advances and are not dependent on the Indemnitee’s ability to repay the expenses.

•

The determination of an Indemnitee’s entitlement to indemnification will be made by other directors who are not party to the same proceeding or, if there are no such disinterested directors, by independent counsel.  If a “triggering event” occurs, the determination of the Indemnitee’s entitlement to indemnification will be made by an independent counsel chosen by the Indemnitee.

•

In determining an Indemnitee’s entitlement to indemnification, the Indemnitee will be presumed entitled to indemnification, and the Company will have the burden of proving otherwise.

•

If it has been determined that an Indemnitee is entitled to indemnification, he or she shall be paid within 10 days of such determination.

•

A determination of entitlement to indemnification will be deemed to have been made in favor of an Indemnitee if no determination has been made within 60 days after the final disposition of the relevant proceeding, subject to extension in certain instances.

•

An Indemnitee has a right to a de novo adjudication (either by a court or through arbitration) of any determination that the Indemnitee is not entitled to indemnification.  In any such adjudication, the Indemnitee will keep the presumption of entitlement, and the Company will not be permitted to introduce in evidence the prior adverse determination.

•

The Company will pay all reasonable costs and expenses incurred by the Indemnitee in seeking to enforce a right against the Company for indemnification or advancement of expenses and in seeking to recover under a liability insurance policy, whether or not the Indemnitee is successful with respect to his or her claims.  The Company will pay such costs and expenses within 20 days after receipt of a request for such payment.

•

The Company currently maintains the D&O Insurance and the existence of such insurance coverage will not diminish or limit the Company’s obligation to make indemnification payments to an Indemnitee.  The Company will not be required to maintain such D&O Insurance if the Board determines that such insurance is not available or the premiums for available insurance are disproportionate to the amount of coverage or to the premiums paid by other corporations similarly situated, or that any other legitimate business reason justifies no longer maintaining such insurance.

•

The Indemnification Agreement can only be amended with the consent of the Company and the Indemnitee.

•

The indemnification and advancement of expenses provided by the Indemnification Agreement will continue as to an Indemnitee who has ceased to be a director or is deceased.

Each Indemnification Agreement will be identical in all material respects to the Form of Indemnification Agreement, attached as Exhibit 99.1 hereto.  The description of the above-referenced Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the document, attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.02.  Results of Operations and Financial Condition.

On January 23, 2007, the Company issued a press release (the “Earnings Press Release”) announcing its results of operations for the fourth quarter and year ended December 31, 2006.

On the same date, the Company held a conference call, which was open to the public, to discuss these results.  A copy of the Earnings Press Release and a transcript of the related conference call are attached hereto as Exhibits 99.2 and 99.3, respectively, and incorporated herein by reference.

The information in this Item, including Exhibits 99.2 and 99.3 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description

99.1	Form of Non-Employee Director Indemnification Agreement

99.2	Earnings Press Release dated January 23, 2007 (including financial statements for the fourth quarter and year ended December 31, 2006)

99.3	Transcript of earnings release conference call held on January 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 26, 2007

RENAISSANCE LEARNING, INC.

By:

/s/ Mary T. Minch

Mary T. Minch

Senior Vice President-Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of Non-Employee Director Indemnification Agreement

99.2	Earnings Press Release dated January 23, 2007 (including financial statements for the fourth quarter and year ended December 31, 2006)

99.3	Transcript of earnings release conference call held on January 23, 2007